Supplement Dated May 26, 2010
To The Prospectus Dated December 1, 2009
Of
EquiTrust Series Fund, Inc.
Class A, B and I Shares

1. In the "Money Market Portfolio" section of the prospectus, under the heading "Primary Investment Strategies," (Page 4) the paragraph is replaced with the following:

This Portfolio invests exclusively in U.S. dollar-denominated money market securities maturing in 13 months or less from the date of purchase, including those issued by U.S. financial institutions, corporate issuers, the U.S. Government and its agencies, instrumentalities and municipalities. At least 97% of the Portfolio's assets must be rated in the highest short-term category by a nationally recognized statistical rating organization ("NRSRO") (e.g., P-1 by Moody's Investors Services, Inc. ("Moody's") or
A-1 by Standard & Poor's Corporation ("S&P") (or its unrated equivalent), and 100% of the Portfolio's assets must be invested in securities rated in the two highest rating categories by an NRSRO (P-1/P-2 by Moody's or A-1/A/2 by S&P). The Portfolio maintains a dollar-weighted average portfolio maturity of 60 days or less.

2. In the "Money Market Portfolio" section of the prospectus, under the heading "Principal Risks," (Page 4) the paragraph is replaced with the following:

As with any money market fund, the Portfolio is subject to interest rate risk. The Portfolio could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates; therefore, the yield paid by the Portfolio will vary with changes in interest rates and there is a possibility that the Portfolio's share value could fall below $1.00, which could reduce the value of your investment. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

3. In the "Money Market Portfolio" section, under the heading "Investment Objectives, Primary Strategies and Related Risks," (Page 19) of the prospectus the second paragraph is replaced with the following:

The Portfolio invests exclusively in U.S. dollar-denominated money market securities maturing in 13 months or less from the date of purchase, including those issued by U.S. financial institutions, corporate issuers, the U.S. Government and its agencies, instrumentalities and municipalities. The Adviser will invest at least 97% of the Portfolio's assets in money market instruments rated in the highest short-term category (or the unrated equivalent), and 100% of the Portfolio's assets in securities rated in the two highest short-term categories. The Portfolio maintains a dollar-weighted average maturity of 60 days or less.